UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 12, 2008 (Date of earliest event reported)
Cypress Bioscience, Inc (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12943 (Commission File Number)	22-2389839 (IRS Employer Identification Number)

4350 Executive Drive Suite 325 (Address of principal executive offices)		92121 (Zip Code)
858-452-2323 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 12, 2008, we issued a press release announcing financial results for the quarter ended March 31, 2008. The text of this press release is set forth as Exhibit 99.1.

In accordance with general instructions B.6 of Form 8-K, the information in this report, including Exhibit 99.1, is furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Cypress Bioscience, Inc dated May 12, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2008	CYPRESS BIOSCIENCE, INC By: /s/ Jay D. Kranzler Jay D. Kranzler Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Cypress Bioscience, Inc dated May 12, 2008